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                                                                    EXHIBIT 23.2

                                ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1999 included in Omtool, Ltd.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                   /s/ Arthur Andersen LLP

                                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 22, 1999